                       GT GLOBAL DEVELOPING MARKETS FUND

                SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 1, 1997
                 SUPPLANTING SUPPLEMENT DATED DECEMBER 22, 1997

--------------------------------------------------------------------------------

SALES CHARGE WAIVERS (VII) AND (XI) DESCRIBED UNDER "HOW TO INVEST -- PURCHASING CLASS A SHARES -- SALES CHARGE WAIVERS -- CLASS A SHARES" ARE SUPERSEDED BY THE FOLLOWING WAIVERS:

(vii) Registered investment advisers, trust companies and bank trust departments exercising DISCRETIONARY investment authority with respect to the money to be invested in the GT Global Mutual Funds provided that the aggregate amount invested pursuant to this sales charge waiver is at least $500,000.

(xi) Accounts for which a financial institution or broker/dealer charges an account management fee, provided the financial institution or broker/dealer has entered into an agreement with GT Global regarding such accounts.

THE FOLLOWING REVISES AND SUPERSEDES, AS APPLICABLE, THE DISCUSSION UNDER "MANAGEMENT" WITH RESPECT TO THE FUND:

Mark Thorogood has been named a Portfolio Manager for the Fund. Mr. Thorogood joined Chancellor LGT Asset Management, Inc. (the "Manager") and LGT Asset Management PLC (London), an affiliate of the Manager, in May 1997 as a Portfolio Manager. Prior thereto, he worked for ING-Barings (Hong Kong) from 1994 to 1997 as a proprietary Trader. From 1987 to 1994, Mr. Thorogood was at Provident Mutual, first as an Analyst, and then as a Portfolio Manager covering the Japanese and Asian Equity Markets.

[LOGO]

DEVST801M                                                       January 20, 1998